                                                                    EXHIBIT 99.1


                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of March 29, 2001, between GMAC Commercial Mortgage Corporation as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

         The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loan (the "Mortgage Loan" or the "GSMC/GMACCM Mortgage Loan") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). The GSMC/GMACCM Mortgage Loan was purchased by the Seller from Goldman Sachs Mortgage Company ("GSMC") pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of March 29, 2001 (the "GSMC/GMACCM Mortgage Loan Purchase Agreement"), between the Seller and GSMC. Certain other multifamily and commercial mortgage loans will be purchased by the Purchaser from (i) German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of March 29, 2001 (the "GACC Warehouse Mortgage Loan Purchase Agreement"), between the Purchaser and GACC, (ii) GSMC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of March 29, 2001 (the "GSMC Warehouse Mortgage Loan Purchase Agreement") between the Purchaser and GSMC (the mortgage loans purchased by the Purchaser under the GACC Warehouse Mortgage Loan Purchase Agreement and the GSMC Warehouse Mortgage Loan Purchase Agreement, the "Warehouse Mortgage Loans"), (iii) GACC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of March 29, 2001 (the "GACC Mortgage Loan Purchase Agreement"), between the Purchaser and GACC, and (iv) GSMC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of March 29, 2001 (the "GSMC Mortgage Loan Purchase Agreement"), between the Purchaser and GSMC. The Seller, GACC and GSMC are collectively referred to as the "Mortgage Loan Sellers."

         It is expected that the Mortgage Loan will be transferred, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of April 1, 2001 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C and Class D Certificates to Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X-1, Class X-2, Class E, Class F and Class G Certificates to Goldman, Sachs & Co. and Deutsche Banc Alex. Brown Inc. (in such capacity, each an "Initial Purchaser") and the Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to Commercial Asset Trading, Inc. (in such capacity, an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co. (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.     Agreement to Purchase.

         The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loan. The purchase and sale of the Mortgage Loan shall take place on April 5, 2001 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to the Mortgage Loan is the Due Date for such Mortgage Loan in April 2001. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loan will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $17,469,725 subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loan shall be determined by the parties pursuant to an agreed upon term sheet.

SECTION 2.     Conveyance of Mortgage Loan.

         (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loan identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loan after the Cut-off Date for such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loan. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loan after its Cut-off Date, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for the Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

         (b) In connection with the Seller's assignment pursuant to subsection
(a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered, or caused to be delivered, to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for the Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Seller by GSMC. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee the Mortgage File in the Trustee's possession relating to the Mortgage Loan.

         (c) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loan that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loan, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

         (d) The Seller's records will reflect the transfer of the Mortgage Loan to the Purchaser as a sale.

SECTION 3.     Examination of Mortgage Loan Files and Due Diligence Review.

         The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that maybe undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

SECTION 4.     Representations, Warranties and Covenants of the Seller.

         (a) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit C with respect to the Mortgage Loan, with such changes or modifications as may be permitted or required by the Rating Agencies.

         (b In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

         (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

         (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

         (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

         (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

         (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

         (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

         (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loan or the consummation of any of the other transactions contemplated hereby.

         (viii) Neither the Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
(E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loan or the Warehouse Mortgage Loans or any substantial number thereof.

         (ix) Insofar as it relates to the Warehouse Mortgage Loans, the information set forth on pages A-10 through A-11, inclusive, of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Warehouse Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of Series 2001-C1 Transaction--The Mortgage Pool," "-Geographic Concentrations of the Mortgaged Properties," "-Property Types," "-Prepayment or Call Protection Provided by the Mortgage Loans," "Payment Terms of the Mortgage Loans," "Risk Factors" and "Description of the Mortgage Pool," set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loan to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection
(b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hero.

SECTION 5.     Representations Warranties and Covenants of the Purchaser.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

              (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

              (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

              (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

              (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

              (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

              (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

              (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loan or the consummation of any of the transactions contemplated hereby.

              (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than
(1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 6.     Reserved.

SECTION 7.     Closing.

         The closing of the sale of the Mortgage Loan (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

              (i) All of the representations and warranties of the Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

              (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

              (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

              (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

              (v) The Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

              (vi) Neither the Underwriting Agreement nor either of the Certificate Purchase Agreements shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loan on the Closing Date.

SECTION 8.     Closing Documents.

         The Closing Documents shall consist of the following:

         (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

         (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Seller;

         (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of California, dated not earlier than 30 days prior to the Closing Date;

         (d) A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

         (e) Written opinions of counsel for the Seller, substantially in the form of Exhibits D-3A and D-3B hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

         (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee;

         (g) The GSMC/GMACCM Mortgage Loan Purchase Agreement; and

         (h) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9.     Indemnification.

         (a) The Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act'), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Warehouse Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape; or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Seller or the Warehouse Mortgage Loans contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2001-C1 Transaction - The Mortgage Pool," "-Geographic Concentrations of the Mortgaged Property," "-Property Types," "-Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and/or "Description of the Mortgage Pool" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

         For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-45256 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated November 20, 2000, as supplemented by the prospectus supplement dated March 29, 2001 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated March 29, 2001, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters'; and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). The mortgage loan and related information contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith.

         (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

         (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

         (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

SECTION 10.    Costs.

         Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

SECTION 11.    Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to GMAC Commercial Mortgage Corporation, at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no.
(215) 328-1775, with a copy to GMAC Commercial Mortgage Corporation, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

SECTION 12.    Third Party Beneficiaries.

         Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Seller to the same extent as if it was a party hereto.

SECTION 13.    Representations Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loan by the Seller to the Purchaser or its designee.

SECTION 14.    Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15.    Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16.    GOVERNING LAW.

THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-

1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17.    Further Assurances.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18.    Successors and Assigns.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

SECTION 19.    Amendments.

         No term or provision of this Agreement may be amended, waived, modified or in anyway altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                                      GMAC COMMERCIAL MORTGAGE CORPORATION




                                      By:          /s/ David Lazarus
                                         ---------------------------------
                                         Name:  David Lazarus
                                         Title: Vice President



                                      GMAC COMMERCIAL MORTGAGE SECURITIES, INC.




                                      By:          /s/ David Lazarus
                                         ---------------------------------
                                         Name:  David Lazarus
                                         Title: Vice President

                                   EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

GMACCM Mortgage Loan Schedule



    LOAN NUMBER      LOAN NAME         ADDRESS         CITY         STATE        ZIP CODE   INTEREST    RATE TYPE     ORIGINAL
                                                                                            RATE (%)                 BALANCE ($)
------------------ ------------- -------------------  ------  ----------------  ---------  -----------  ----------  ------------

   09-0001428       Avalon Peak  2000 Kiftsgate Lane  Apex    North Carolina      27502     7.39000      Fixed       17,500,000
                     Apartments





CUT-OFF DATE    REMAINING     MATURITY
 BALANCE ($)     TERM TO        DATE
             MATURITY (MOS.)
------------ -------------- -----------

 17,469,725        118         2/1/11





                                  ANTICIPATED
                                   REPAYMENT     DAY PAYMENT    MONTHLY                 CREDIT LEASE
   LOAN NUMBER       LOAN NAME        DATE           DUE        PAYMENT     ARD LOAN       LOAN               DEFEASANCE
----------------- -------------- ------------- -------------- ----------- -----------  --------------   ---------------------

   09-0001428       Avalon Peak                       1         121,047        No            No         Lockout/26_Defeasance/
                    Apartments                                                                                  90_0%/4





                 ADDITIONAL   SERVICING
  BROKER STRIP   SERVICING   FEE RATE (%)
      LOAN        FEE LOAN
--------------- -----------  -----------

                               0.0326



                                   EXHIBIT B

                                THE MORTGAGE FILE

The "Mortgage File" for the Mortgage Loan, subject to Section 2(b), collectively consist of the following documents:

              (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of GM AC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-C1, without recourse";

              (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

              (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

              (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

              (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

              (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

              (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment maybe included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

              (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

              (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

              (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

              (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

              (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor;

              (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

              (xiv) if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan;

              (xv) the original or a copy of any lockbox agreement or deposit account or similar agreement;

              (xvi) the original or a copy of any intercreditor agreement with respect to the Mortgage Loan;

              (xvii) the original or a copy of any environmental insurance policy;

              (xviii) the original or a copy of any letter of credit; and

              (xix) any additional documents required to be added to the Mortgage File pursuant to this Agreement;

provided that, whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B) may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                   EXHIBIT C

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                           REGARDING THE MORTGAGE LOAN

With respect to the GSMC/GMACCM Mortgage Loan, the Seller hereby represents and warrants, as of the date herein below specified or, if no such date is specified, as of the Closing Date, that:

              (i) Immediately prior to the transfer thereof to the Purchaser, the Seller had whatever title to such Mortgage Loan as was conveyed to it by GSMC, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a third party servicer to directly service such Mortgage
                     Loan) created by the GSMC. Such transfer validly assigns such title to such Mortgage Loan to the Purchaser free and clear of any pledge, lien, encumbrance or security interest created by GSMC;

              (ii) The Seller has full right and authority to sell, assign and transfer its interest in such Mortgage Loan;

              (iii) The Seller has not done anything that would materially impair the coverage under the lender's title insurance policy that insures the lien of the related Mortgage;

              (iv) The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note;

              (v) To the Seller's actual knowledge, without independent inquiry as to the provisions of the GSMC/GMACCM Mortgage Loan, there is no valid offset, defense or counterclaim to such Mortgage Loan arising out of the Seller's actions or holding of the GSMC/GMACCM Mortgage Loan; and

              (vi) The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified by the Seller in any material respect, except as specifically set forth in the related Mortgage File;

provided that, with respect to the representations and warranties in clauses
(iii), (iv), (v) and (vi) above, such representations and warranties cover only actions taken directly by the Seller and its Affiliates or taken by the Seller at the direction of GSMC.

                           SCHEDULE C-1 TO EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                      NONE


                                     C-1-1

                                  EXHIBIT D-1

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER


                      GMAC COMMERCIAL MORTGAGE CORPORATION

                            CERTIFICATE OF SECRETARY

         I, the undersigned [Assistant] Secretary of GMAC COMMERCIAL MORTGAGE CORPORATION (the "COMPANY" or "SELLER"), hereby certify as follows:

         1. I am a duly elected, qualified and acting [Assistant] Secretary of the Company.

         2. The Company is a corporation organized under the laws of the State of California. A true and correct copy of the Certificate of Good Standing for the Company issued by the Secretary of State for the State of California is attached hereto as Exhibit I.

         3. Also attached hereto as Exhibit I are true, correct and complete copies of the Company's Certificate of Incorporation and Bylaws, as amended through the date hereof.

         4. Attached hereto as Exhibit II is a copy of certain resolutions of the Company which have been duly adopted by the Company and which remain in full force and effect as of the date hereof and have not been amended, rescinded or impaired in any way.

         5. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

         6. Each person listed below currently holds the title set forth opposite his or her name and the signature of each such person (whether applied manually, by facsimile or as an electronic signature) appearing below, opposite his or her name, is his or her genuine signature:




         NAME                      TITLE                    SIGNATURE


                                                     --------------------------




         7. Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of March 29, 2001 (the "Purchase Agreement'), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing


                                     D-1-1
for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

               Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.


         IN WITNESS WHEREOF, I have executed this Certificate as of this ___ day of ____, 2001.


                                         --------------------------------------
                                         [Name], [Assistant] Secretary




                                     D-1-2

                                  EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

               Certificate of GMAC Commercial Mortgage Corporation

         In connection with the execution and delivery by GMAC Commercial Mortgage Corporation (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of March 29, 2001 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

         Certified this ______day of April, 2001.

                                      GMAC COMMERCIAL MORTGAGE
                                      CORPORATION



                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:



                                     D-2-1

                                  EXHIBIT D-3A

                   FORM OF OPINION I OF COUNSEL TO THE SELLER



April 5, 2001

To:  Persons on Annex A


         RE: GMAC COMMERCIAL MORTGAGE SECURITIES, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-C1

Ladies and Gentlemen:

I am [General] [Associate General] [Associate Counsel] to GMAC Commercial Mortgage Corporation ("GMACCM") and, in that capacity, I am familiar with the sale by GMACCM of certain commercial mortgage loans ("LOANS") pursuant to the transactions contemplated by the following documents ("TRANSACTION DOCUMENTS"):

1. An executed copy of the Pooling and Servicing Agreement, dated March 29, 2001, among GMAC Commercial Mortgage Securities, Inc. (the "Company") as depositor, GMACCM as master servicer and special servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"); and

2. An executed copy of the Mortgage Loan Purchase Agreement, dated March 29, 2001 between the Company and GMACCM.

In connection with this opinion, I have examined, or caused persons under my supervision to examine, originals or copies of the Transaction Documents. I also have examined the Articles of Incorporation and Bylaws of GMACCM and such other corporate documents of GMACCM as I have deemed necessary or appropriate in rendering the opinions set forth herein.

                  In rendering this opinion, I have assumed that: (a) the Transaction Documents accurately reflect the complete understanding of the parties with respect to the transactions contemplated thereby and the rights and obligations of the parties thereunder, and (b) there is not, and will not be, any other agreement, verbal or written, that materially supplements or modifies the terms expressed in the Transaction Documents. I have made reasonable inquiry of the employees and outside legal counsel of GMACCM involved in the transaction contemplated by the Transaction Documents with respect to the assumptions stated in the preceding sentence, and, based on such inquiry, nothing has come to my attention that leads me to believe that I am not justified in so assuming.

                  I also have assumed: (a) the authenticity of all documents submitted to me as


                                     D-3A-1
originals and the conformity to the originals of all documents submitted to me as copies, (b) the genuineness of all signatures (other than signatures on behalf of GMACCM), and (c) the legal capacity of all natural persons. I have further assumed (i) that all parties (other than GMACCM) have the requisite authority and power to enter into and perform their respective obligations under the Transaction Documents and have taken all necessary organizational action to authorize the due execution, delivery and performance of the Transaction Documents, and (ii) that the obligations of each party (other than GMACCM) set forth in the Transaction Document are its legal, valid and binding obligations, enforceable in accordance with their respective terms.


In rendering this opinion, I do not express any opinion concerning any law other than the laws of the Commonwealth of Pennsylvania, Federal law of the United States of general application, and the general corporation law of the State of California. To the extent that any of the matters upon which I am opining herein are governed by laws other than the laws identified in the preceding sentence, I have assumed, with your permission and without independent investigation as to the reasonableness of such assumption, that such other laws and any judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the Commonwealth of Pennsylvania and any judicial interpretations thereof. I do not express any opinion on the securities laws of any jurisdiction nor on any issue not expressly addressed below, and no other opinions should be inferred beyond the matters expressly stated herein.


When used in this opinion, the words "to the best of my knowledge" signify that in the course of my representation of GMACCM, no information has come to my attention that would give me actual knowledge that any such opinions or other matters are not accurate or that any of the foregoing documents, certificates, reports, and information on which I have relied are not accurate and complete. Except as otherwise indicated herein, I have undertaken no independent investigation or verification of such matters.

Based upon, and subject to the foregoing, it is my opinion that:

1. GMACCM is a corporation organized and existing in good standing under the laws of California.

2. GMACCM has the corporate authority and power to conduct its business as now conducted and to enter into and perform its obligations under the Transaction Documents.

3. The execution and delivery of the Transaction Documents by GMACCM has been duly authorized by all necessary corporate action by or on behalf of GMACCM, and each individual who executed the Transaction Documents on behalf of GMACCM was duly authorized to do so.

4. The Transaction Documents have been duly executed and delivered by GMACCM.

5. The execution, delivery and performance by GMACCM of the transactions contemplated by the Transaction Documents, and the consummation by GMACCM of the transactions


                                     D-3A-2
         contemplated thereby, will not violate GMACCM's Articles of Incorporation or Bylaws and will not (i) cause GMACCM to be in material default under any material agreement to which GMACCM is a party or by which GMACCM is bound, nor (ii) violate any court judgment, decree or order of any governmental body to which GMACCM is subject nor any law or regulation applicable to GMACCM.

6. No litigation action, proceeding or investigation before any court or other governmental body or regulatory agency currently is pending against GMACCM or, to the best of my knowledge, overtly threatened against GMACCM by a written communication to GMACCM, in which an unfavorable decision, finding or result would materially and adversely affect GMACCM's ability to perform its obligations under the Transaction Documents.

7. To the best of my knowledge, no consent, approval or other action by, or filing with, any state or federal court or governmental authority is required in connection with GMACCM's execution and performance of the Transaction Documents, except for those consents, approvals or authorizations which previously have been obtained and remain in full force and effect.

The opinions set forth in this letter are provided for the exclusive use and benefit of each addressee hereto, and no party, except for Orrick, Herrington & Sutcliffe LLP, is entitled to rely hereon without my prior written consent.

The opinions set forth in this letter are based solely upon current circumstances, laws and regulations, and I have not undertaken any obligation to update these opinions in the event of changes thereto or additional legislation or judicial action.

Very truly yours,




                                     D-3A-3

                                     Annex A

GMAC Commercial Mortgage Corporation

GMAC Commercial Mortgage Securities, Inc.

Deutsche Banc Alex. Brown Inc.

Goldman, Sachs & Co.

Fitch, Inc.

Standard & Poor's Ratings Services

Wells Fargo Bank Minnesota, N.A.


                                   Annex A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION II OF COUNSEL TO THE SELLER

              FORM OF OPINION OF ORRICK, HERRINGTON & SUTCLIFFE LLP




                                     D-3B-1